                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        ABR INFORMATION SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                     [ABR INFORMATION SERVICES, INC. LOGO]
                          34125 U.S. HIGHWAY 19 NORTH
                           PALM HARBOR, FLORIDA 34684

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 5, 1997

                             ---------------------

To the Shareholders of ABR Information Services, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of ABR Information Services, Inc. (the "Company") will be held at the Hyatt Regency Westshore, 6200 Courtney Campbell Causeway, Tampa, Florida on Friday, December 5, 1997 at 3:00 p.m. Eastern Standard Time for the following purposes:

          1. To elect two directors to hold office until the 2000 Annual Meeting of Shareholders and until each of their respective successors is duly elected and qualified;

          2. To approve the Company's 1997 Stock Option Plan; and

          3. To transact any other business as may properly come before the Annual Meeting.

     Shareholders of record as of the close of business on October 17, 1997 will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof. Information relating to the matters to be considered and voted on at the Annual Meeting is set forth in the proxy statement accompanying this Notice.

                                          By Order of the Board of Directors,

                                          SUZANNE M. MACDOUGALD
                                          Secretary

November 6, 1997

             YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION
       AT THE ANNUAL MEETING, PLEASE VOTE ON THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING BY COMPLETING THE ENCLOSED PROXY AND MAILING IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

                     [ABR INFORMATION SERVICES, INC. LOGO]

                          34125 U.S. HIGHWAY 19 NORTH
                           PALM HARBOR, FLORIDA 34684

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of ABR Information Services, Inc. (the "Company") for the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, December 5, 1997 at 3:00 p.m. Eastern Standard Time, or any adjournment thereof.

     If the accompanying proxy form ("Proxy") is completed, signed and returned, the shares represented thereby will be voted at the Annual Meeting. The giving of the Proxy does not affect the right to vote in person should the shareholder be able to attend the Annual Meeting. The shareholder may revoke the Proxy at any time prior to the voting thereof.

     The annual report to shareholders of the Company for the fiscal year ended July 31, 1997 along with this Proxy Statement are first being mailed on or about November 10, 1997 to shareholders entitled to vote at the Annual Meeting.

                         SHAREHOLDERS ENTITLED TO VOTE

     Shareholders of record as of the close of business on October 17, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At that date, there were 27,385,734 shares of voting Common Stock outstanding and entitled to vote. Each outstanding share of voting Common Stock, $0.01 par value per share ("Common Stock"), is entitled to one vote on all matters submitted to a vote of shareholders.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting who will also determine whether a quorum is present for the transaction of business. The Company's Bylaws provide that a quorum is present if the holders of a majority of the issued and outstanding shares of voting Common Stock entitled to vote at the meeting are present in person or represented by proxy. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a "broker non-vote"). Neither abstentions nor broker non-votes are counted in determining whether a proposal has been approved.

     Under Florida law, if a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. The proposal set forth herein to approve the Company's 1997 Stock Option Plan (the "1997 Plan") will be adopted if a majority of the total votes present, or represented, and entitled to vote at the Annual Meeting vote in favor of such proposal.

     Shareholders are requested to vote by completing the enclosed Proxy and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed Proxies will be voted FOR each of the proposals listed in the Notice of Annual Meeting of Shareholders which are set forth more completely herein.

Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

     Any shareholder giving a Proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Secretary of the Company written notice thereof; (ii) submitting a duly executed Proxy bearing a later date; or
(iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting. Proxies solicited hereby will be returned to the Board of Directors and will be tabulated by inspectors of election designated by the Board of Directors who will not be employed by the Company or any of its affiliates.

     The cost of solicitation of Proxies by mail on behalf of the Board of Directors will be borne by the Company. Proxies also may be solicited by personal interview or by telephone, in addition to the use of the mails, by directors, officers and regular employees of the Company without additional compensation therefor. The Company also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares of voting Common Stock held of record to the beneficial owners of such shares. The Company will reimburse such record holders for their reasonable out-of-pocket expenses.

                         ITEM 1:  ELECTION OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE "FOR" THE NOMINEES. PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED AT THE ANNUAL MEETING, UNLESS AUTHORITY TO DO SO IS WITHHELD, IN FAVOR OF THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED BELOW.

     The Company's Board of Directors is divided into three classes with each class serving three-year terms expiring at the third annual meeting of shareholders after their elections. Two directors are to be elected at the Annual Meeting to hold office for a term of three years expiring at the 2000 Annual Meeting of Shareholders, and until each of their respective successors shall have been duly elected and qualified. One of such directors was appointed by the Company's Board of Directors on September 12, 1997 to fill the seat created by the increase in the size of the Board from four to five members. Pursuant to Florida law, the term of a director appointed to fill a seat expires at the next shareholders' meeting at which directors are elected. In the event either of such nominees is unable to serve, the person designated as proxy will cast votes for such other person in his discretion as a substitute nominee. The Board of Directors has no reason to believe that the nominees named below will be unavailable, or if elected, will decline to serve.

     Certain information is given for the nominees for directors, as well as each director whose term of office will continue after the Annual Meeting.

                                                  PRINCIPAL OCCUPATION
NAME                    AGE                      AND OTHER INFORMATION
----                    ---                      ---------------------
                      NOMINEES FOR DIRECTORS -- TERMS TO EXPIRE 2000
Suzanne M.
  MacDougald.........   53    Mrs. MacDougald has served as Senior Vice President,
                              Secretary and a Director of the Company (and its
                              predecessors) since 1982.
Peter A. Sullivan....   45    Mr. Sullivan has served as a director of the Company since
                              September 1997. Mr. Sullivan has served as President of
                              Arlen Corporation, Providence, Rhode Island, an
                              insurance-related financial products sale and service
                              company, since 1988.
                   DIRECTOR CONTINUING IN OFFICE -- TERM TO EXPIRE 1998
Mark M. Goldman......   55    Mr. Goldman has served as a Director of the Company (and its predecessors) since 1987. For the past five years, Mr.
                              Goldman has served as Vice Chairman and Chief Financial
                              Officer of Phone Programs Financial Corporation, Boca Raton,
                              Florida, a telephone marketing and promotions company.
                  DIRECTORS CONTINUING IN OFFICE -- TERMS TO EXPIRE 1999
James E.
  MacDougald.........   54    Mr. MacDougald has served as Chairman of the Board,
                              President, Chief Executive Officer and a Director of the
                              Company (including its predecessors) since 1982. From 1965 to 1982, he served in various sales and sales management
                              positions, most recently as Group Vice President of Sales, with Home Life Insurance Company of New York.
Thomas F. Costello...   56    Mr. Costello has served as a Director of the Company
                              (including its predecessors) since 1989. For the past five years, Mr. Costello has served as Chairman and Chief
                              Executive Officer of the Costello Group, New York, New York,
                              an insurance and real estate brokerage company.

                ITEM 2:  APPROVAL OF THE 1997 STOCK OPTION PLAN

     THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE 1997 PLAN AND URGES EACH SHAREHOLDER TO VOTE "FOR" THE 1997 PLAN. EXECUTED AND UNMARKED PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED AT THE ANNUAL MEETING IN FAVOR OF THE APPROVAL OF THE 1997 PLAN.

GENERAL

     The Company currently has in effect the Amended and Restated 1987 Stock Option Plan (the "1987 Plan") and the Amended and Restated 1993 Stock Option Plan (the "1993 Plan"), pursuant to which no options to purchase shares of Common Stock currently are available for grant. To allow for additional option awards to be made by the Company, the ABR Information Services, Inc. 1997 Stock Option Plan (the "1997 Plan") was approved by the Company's Board of Directors on November 4, 1997. The 1997 Plan provides for the grant of options in the form of incentive stock options ("incentive stock options") meeting the applicable statutory requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and options not meeting such requirements ("nonqualified stock options"). Each option granted under the 1997 Plan will be evidenced by a written stock option agreement. The 1997 Plan is attached to this Proxy Statement as Exhibit A and the summary of the 1997 Plan set forth herein is qualified in its entirety by reference to the Plan. The purposes of shareholder approval of the 1997 Plan are: (i) to permit the options to purchase 1,400,000 shares of Common Stock under the 1997 Plan to qualify for incentive stock option treatment pursuant to Section 422 of the Code; (ii) to satisfy the performance-based compensation exception to the $1.0 million limit under Section 162(m) of the Code; and (iii) to satisfy the applicable requirements of The Nasdaq Stock Market.

PURPOSE

     The purpose of the 1997 Plan is to enable the Company and its subsidiaries to compete successfully in attracting, motivating and retaining employees with outstanding abilities by making it possible for them to purchase shares of Common Stock on terms which will give them a direct and continuing interest in the future success of the businesses of the Company and its subsidiaries.

SHARES SUBJECT TO OPTIONS

     The 1997 Plan permits options to be granted to purchase up to 1,400,000 shares of Common Stock in the aggregate. As of the date hereof, no options have been granted to employees under the 1997 Plan. At this time, it is not known which eligible employees, if any, will receive grants under the 1997 Plan or the number of shares which will be covered by any such grants. Such determinations will be made from time to time by the Committee (as hereinafter defined). To the extent that options granted under the 1997 Plan expire or terminate without having been exercised in full, the Common Stock subject thereto will become available for further options under the 1997 Plan. Provision is made under the 1997 Plan (the "Antidilution Provisions") for appropriate adjustment in the number of shares of Common Stock covered by the 1997 Plan, and by each option granted thereunder and the related option price, in the event of any change in the Common Stock by reason of a stock dividend, merger, reorganization, stock split, recapitalization, combination, exchange of shares or otherwise. The Company's Board of Directors may amend, modify or rescind the Antidilution Provisions if it determines that they may prevent a transaction in which the Company or any affiliated entity is a party from being accounted for on a pooling-of-interests basis.

ADMINISTRATION AND DURATION OF THE 1997 PLAN

     The 1997 Plan is administered by a committee (the "Committee") of the Company's Board of Directors (the "Board"), consisting of not less than two directors, each of whom shall qualify as a "non-employee director" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended ("the 1934 Act"), and as an "outside director" under Section 162(m)(4)(C) of the Code, or any successor provisions thereto. If at any time the Committee shall not be in existence, the Board shall administer the Plan. To the extent permitted by applicable law, the Board may delegate to another committee of the Board or to one or more senior officers of the Company any or all of the authority and responsibility of the Committee with respect to the Plan, other than with respect to participants who are subject to Section 16 of the 1934 Act.

     Subject to the terms of the 1997 Plan and applicable law, the Committee has full power and authority to interpret and administer the 1997 Plan and any instrument or agreement relating to, or made under, such 1997 Plan, establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the 1997 Plan, and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 1997 Plan. The number of shares of Common Stock subject to such options granted, if any, in each year, the employees to whom stock options are granted and the terms of the stock options granted, including the number of shares of Common Stock subject to such options, shall be wholly within the discretion of the Committee, subject to the terms and conditions set forth in the 1993 Plan.

     The 1997 Plan will terminate on November 4, 2007, unless sooner terminated by the Board. Upon such termination, the outstanding options granted pursuant to the 1997 Plan will remain in effect until their exercise or expiration.

     The Board may at any time terminate the 1997 Plan, or amend the 1997 Plan as it shall deem advisable, including (without limiting the generality of the foregoing) any amendment deemed by the Board to be necessary or advisable to assure conformity of the 1997 Plan and any incentive stock options granted thereunder to the requirements of Section 422 of the Code, as now or hereafter in effect and to assure conformity with any requirements of other applicable state or federal laws or regulations.

ELIGIBILITY AND EXTENT OF PARTICIPATION

     Employees eligible to receive options pursuant to the 1997 Plan are persons who are regularly employed on a salary basis by the Company or any subsidiary of the Company, including officers or directors of the Company or such subsidiary. As of the date hereof, there were approximately 680 such eligible employees. No incentive stock option shall be granted to any employee who immediately after such option is granted, owns capital stock of the Company possessing more than 10% of the total combined voting power or value of all classes of capital stock of the Company unless the option price at the time such incentive stock option is granted is at least 110% of the fair market value of the shares subject to the incentive stock option and such incentive stock option is not exercisable by its terms after the expiration of five years from the date of its grant. Directors who are not also employees of the Company or a subsidiary of the Company are not eligible to participate under the 1997 Plan. An incentive stock option shall be granted under the 1997 Plan to an optionee only if the aggregate fair market value (determined as of the date the option is granted) of the Common Stock for which options are exercisable for the first time by such optionee during any calendar year does not exceed $100,000.

     No participant in the 1997 Plan is eligible to receive, at the time of grant, options to purchase more than 100,000 shares of Common Stock under the 1997 Plan during any calendar year.

OPTION PRICE

     Except for options granted to shareholders owning 10% or more of the voting power of all classes of the Company's capital stock as described in the preceding paragraph, the per share option price of an incentive stock option granted or to be granted pursuant to the 1997 Plan, as determined by the Committee, shall be an amount not less than 100% of the fair market value of the Common Stock on the date that the option is granted (subject to adjustment as provided under the Antidilution Provisions). For purposes of the 1997 Plan, the "fair market value" of a share of Common Stock is defined as the average closing price of the Common Stock on an established national or regional stock exchange or automated quotation system, including, without limitation, the Nasdaq National Market, during the ten trading days immediately preceding the date that the option is granted. If the Common Stock is not listed on such an exchange or quoted on such a quotation system, the fair market value of the Common Stock will be determined by the Committee.

OPTION PERIOD

     The term of each option granted pursuant to the 1997 Plan shall be as determined by the Committee, but in no event shall the term of an option exceed a period of ten years from the date of its grant. In certain circumstances involving certain mergers, reorganizations, transactions involving the sale or transfer of substantially all of the assets of the Company or the acquisition of more than 50% of the Common Stock by any person or group of related persons without the prior approval of the Board, options that have been granted under the 1997 Plan shall become immediately exercisable in full.

METHOD OF PAYMENT

     Payment of the option price may be made in cash or by check, or by delivery of shares of Common Stock equivalent in fair market value to the option price, or by a combination of cash and shares of Common Stock, at the election of the optionee and subject to the terms of the applicable stock option agreement. In the event an optionee exercises an option by surrendering shares of Common Stock as payment of the exercise price, the 1997 Plan permits the Committee to grant a replacement option equal to the number of shares surrendered as payment.

METHOD OF EXERCISE AND PAYMENT TERMS

     Subject to the terms of each stock option agreement, options granted under the 1997 Plan may be exercised in whole or in part. Upon exercise of an option, the employee must pay in full the option price for the shares of Common Stock being purchased.

LIMITATIONS ON TRANSFERABILITY AND EFFECT OF DEATH OR TERMINATION OF EMPLOYMENT

     Except as otherwise provided by the Committee, options granted under the 1997 Plan are not transferable other than by will or by the laws of descent and distribution.

     Except as otherwise provided by the Committee, during the lifetime of an optionee, his or her option shall be exercisable only by him or her and only while continuously employed by the Company or one of its subsidiaries, or, if after termination of employment, either within (i) one month after termination of employment, other than by reason of the optionee's death, retirement with the consent of the Company or such subsidiary as the case may be, or permanent disability within the meaning of Section 22(e)(3) of the Code, or (ii) three months after termination of employment if the optionee dies, retires with the appropriate consent or is permanently disabled as described above, but only if and to the extent the option was exercisable on the last day of such employment. If an optionee dies within a period during which a stock option could have been exercised by the optionee, the stock option may be exercised after his or her death by those entitled to exercise such option under the optionee's will or the laws of descent and distribution, but only if and to the extent such stock option was exercisable immediately prior to his or her death. In the discretion of the Committee, the three month period referenced above may be extended for a period of up to one year.

     The above exceptions to the general rule that options granted under the 1997 Plan must be exercised during employment by the Company or one of its subsidiaries are further limited by the requirement that no option may be exercised after the expiration of such option.

FEDERAL INCOME TAX CONSIDERATIONS

     Incentive Stock Options. Under current federal tax law, the holder of an option that qualifies as an incentive stock option under Section 422 of the Code generally does not recognize income for federal income tax purposes at the time of the grant or exercise of an incentive stock option (but the spread between the exercise price and the fair market value of the underlying shares on the date of exercise generally will constitute a tax preference item for purposes of the alternative minimum tax). The optionee generally will be entitled to long-term capital gain treatment upon the sale of shares acquired pursuant to the exercise of an incentive stock option if the shares have been held for more than two years from the date of grant of the option and for more than one year after exercise, and the Company will not be entitled to any deduction for federal income tax purposes. If the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), the gain realized on disposition will be compensation income to the optionee to the extent the fair market value of the underlying stock on the date of exercise (or, if less, the amount realized on disposition of the underlying stock) exceeds the applicable exercise price and a corresponding deduction will be allowed to the Company.

     Nonqualified Stock Options. Under current federal tax law, an optionee does not recognize income for federal income tax purposes upon the grant of a nonqualified stock option but must recognize ordinary income upon exercise to the extent of the excess of the fair market value of the underlying shares on the date of exercise over the exercise price of the option. The Company generally will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the optionee. A subsequent disposition of the shares acquired pursuant to the exercise of a nonqualified option typically will give rise to capital gain or loss to the extent the amount realized for the sale differs from the fair market value of the shares on the date of exercise. This capital gain or loss will be long-term gain or loss if the shares sold had been held for more than one year after the date of exercise.

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph presents a comparison of the cumulative total shareholder return on the Common Stock with the Nasdaq Stock Market (U.S.) Index and the Nasdaq Computer and DP Index. This graph assumes that $100 was invested on May 26, 1994, the date of the Company's initial public offering. The stock price performance shown below is not necessarily indicative of future price performance.

                                    [GRAPH]

                                                            NASDAQ
                                           ABR               STOCK             NASDAQ
        Measurement Period             INFORMATION       MARKET (U.S.)       COMPUTER &
      (Fiscal Year Covered)             SERVICES             INDEX            DP INDEX
5/26/94                                           100                100                100
7/31/94                                           118                 99                 95
7/31/95                                           323                139                164
7/31/96                                          1171                151                184
7/31/97                                          1257                223                287

                                                   5/26/94   7/31/94   7/31/95   7/31/96   7/31/97
                                                   -------   -------   -------   -------   -------

ABR INFORMATION SERVICES, INC.                      $100      $118      $323     $1,171    $1,257
NASDAQ STOCK MARKET -- US INDEX                     $100      $ 99      $139     $  151    $  223
NASDAQ COMPUTER & DP INDEX                          $100      $ 95      $164     $  184    $  287

     The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Acts, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

                               BOARD OF DIRECTORS

GENERAL

     The Board of Directors has established Audit, Compensation and Stock Option Committees. The Audit Committee, which is comprised of Messrs. Costello and Goldman, is responsible for recommending to the Board of Directors the appointment of independent auditors, reviewing with the independent auditors the scope of the annual audit engagement, and establishing and reviewing the Company's financial policies and control procedures. The Compensation Committee, which is comprised of Messrs. Costello, Goldman and MacDougald, is responsible for establishing the compensation of the Company's directors, officers and other managerial personnel, including salaries, bonuses and other forms of compensation. The Stock Option Committee, which is comprised of Messrs. Costello and Goldman, is responsible for administering the Company's stock option plans.

     The Board of Directors held seven meetings during the fiscal year ended July 31, 1997. The Board of Directors also took certain actions by unanimous written consent in lieu of a meeting, as permitted by Florida law. The Audit Committee met four times and the Compensation Committee and the Stock Option Committee each met once. All directors attended all meetings of the Board of Directors and all Committees on which they served during the fiscal year ended July 31, 1997.

DIRECTOR COMPENSATION

     Directors who are executive officers of the Company receive no compensation for service as members of either the Board of Directors or committees thereof. Directors who are not executive officers of the Company receive an annual fee of $15,000, plus $1,000 for each board meeting attended and $1,000 per committee meeting attended.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the fiscal year ended July 31, 1997, the executive officers and directors of the Company filed with the Securities and Exchange Commission (the "Commission") on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them, except that the Form 3 filing required upon the election of James O'Drobinak as an officer of the Company was filed late, and a Form 4 filing of Mark Goldman timely reported a personal transaction but did not include two transactions by family trusts whose shares are reported as indirectly owned by Mr. Goldman. These omissions were subsequently reported. The Company has relied on the written representation of its executive officers and directors and copies of the reports they have filed with the Commission in providing this information.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of the Record Date, with respect to: (i) each of the Company's directors; (ii) each of the Company's executive officers named in the Summary Compensation Table below; (iii) all directors and executive officers of the Company as a group; and (iv) each person known by the Company to own beneficially more than 5% of the voting Common Stock. Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the shares beneficially owned.

                                                              BENEFICIALLY OWNED
                                                              -------------------
NAME                                                           SHARES     PERCENT
----                                                          ---------   -------
James E. MacDougald(1)(2)(3)................................    871,722     3.2%
James P. O'Drobinak(1)......................................         --       *
Suzanne M. MacDougald(1)(4)(5)..............................    742,930     2.7
Thomas F. Costello(6).......................................    719,126     2.6
Mark M. Goldman(7)(8).......................................    310,724     1.1
Peter A. Sullivan...........................................     40,000       *
Putnam Investments, Inc.(9).................................  2,510,000     9.2
Capital Research Company(10)................................  1,450,000     5.3
Directors and executive
  officers as a group (six persons)(11).....................  2,679,502     9.7

---------------

   * Less than 1%.
 (1) The business address of Messrs. MacDougald and O'Drobinak and Mrs. MacDougald is 34125 U.S. Highway 19 North, Palm Harbor, Florida 34684.
 (2) Excludes 742,930 shares beneficially owned by his wife, Suzanne M. MacDougald, and reported elsewhere in this table.
 (3) Includes 139,786 shares issuable under currently exercisable options.
 (4) Excludes 871,722 shares beneficially owned by her husband, James E. MacDougald, and reported elsewhere in this table.
 (5) Includes 39,620 shares issuable under currently exercisable options.
 (6) Includes 10,000 shares issuable under currently exercisable options.
 (7) Includes 40,700 shares held by Mr. Goldman's wife, and 20,000 shares held by trusts over which Mr. Goldman has shared investment and voting power.
 (8) Includes 10,000 shares issuable under exercisable options.
 (9) The business address of Putnam Investments, Inc. is One Post Office Square, Boston, Massachusetts 02109.
(10) The business address of Capital Research Company is 333 South Hope Street, Los Angeles, California 90071.
(11) See notes (2) to (8) above.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning compensation paid to or earned by the Company's President and Chief Executive Officer and each of the Company's two other executive officers for the fiscal years ended July 31, 1997, 1996 and 1995.

SUMMARY COMPENSATION TABLE

                                                                           NUMBER OF
                                            FISCAL                         OPTIONS/       ALL OTHER
NAME AND PRINCIPAL POSITION                  YEAR     SALARY     BONUS       SARS      COMPENSATION(1)
---------------------------                 ------   --------   --------   ---------   ---------------
James E. MacDougald,                         1997    $190,000   $310,000     80,000        $ 4,750
  President and Chief Executive Officer      1996     175,000    315,000    180,000          4,396
  ABR Information Services, Inc.             1995     152,400    148,856     71,446          3,800
James P. O'Drobinak,                         1997      66,000     20,000     80,000             --
  Senior Vice President and                  1996          --         --         --             --
  Chief Financial Officer(2)                 1995          --         --         --             --
  ABR Information Services, Inc.
Suzanne M. MacDougald,                       1997      40,000         --         --          1,000
  Senior Vice President and                  1996      67,000     58,000     30,000         11,686
  Secretary                                  1995      65,000     47,189     48,916          1,625
  ABR Information Services, Inc.

---------------

(1) Includes allocations to the accounts of the executive officers under the Company's defined contribution savings plan. See "-- Savings Plan."
(2) Mr. O'Drobinak became Senior Vice President and Chief Financial Officer of the Company on January 30, 1997.

     The following table sets forth information with respect to grants of stock options during fiscal 1997 to the executive officers named in the Summary Compensation Table.

                          OPTION GRANTS IN FISCAL 1997

                                                                                            POTENTIAL REALIZABLE
                                                     INDIVIDUAL GRANTS                     VALUE AT ASSUMED ANNUAL
                                   -----------------------------------------------------    RATES OF STOCK PRICE
                                                  % OF TOTAL                                  APPRECIATION FOR
                                                OPTIONS GRANTED   EXERCISE                      OPTION TERMS
                                    OPTIONS      TO EMPLOYEES       PRICE     EXPIRATION   -----------------------
NAME                               GRANTED(1)   IN FISCAL 1996    PER SHARE      DATE        5%(2)        10%(2)
----                               ----------   ---------------   ---------   ----------   ----------   ----------
James E. MacDougald..............    80,000          12.9%         $26.64      8/23/06     $1,340,299   $3,396,585
James P. O'Drobinak..............    80,000          12.9%          22.37      1/30/07      1,125,469    2,852,162
Suzanne M. MacDougald............        --            --              --           --             --           --

---------------

(1) Options granted under the Company's 1987 Plan and 1993 Plan are exercisable by the named executive officer to the extent of 25% of the shares subject to such options each year beginning one year after the date of grant subject to certain conditions.
(2) Assumes rates of Common Stock price appreciation that are prescribed by the Commission.
(3) Mr. O'Drobinak became Senior Vice President and Chief Financial Officer of the Company on January 30, 1997.

     The following table sets forth information with respect to the aggregate stock option exercises by the executive officers named in the Summary Compensation Table during fiscal 1997 and the year-end value of unexercised options held by such executive officers.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1997
                          AND YEAR-END OPTIONS VALUES

                                                                                               VALUE OF UNEXERCISED
                                      NUMBER OF                  NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                       SHARES                     OPTIONS AT YEAR-END               YEAR-END(1)
                                     ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                                  EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                 -----------   --------   -----------   -------------   -----------   -------------
James E. MacDougald................         --          --      139,786        245,000      $2,027,884     $2,671,500
James P. O'Drobinak(2).............         --          --           --         80,000              --        430,400
Suzanne M. MacDougald..............         --          --       39,620         45,000         874,831        950,400

---------------

(1) Represents the number of shares of Common Stock that may be acquired upon the exercise of options, multiplied by the difference between (i) the closing sales price per share of the Common Stock as of the end of fiscal 1997 ($27.75 per share) and (ii) the exercise price per share.
(2) Mr. O'Drobinak became Senior Vice President and Chief Financial Officer of the Company on January 30, 1997.

EMPLOYMENT AND SEVERANCE AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

     In March, 1994, the Company entered into one-year employment agreements with each of James E. MacDougald and Suzanne M. MacDougald. These agreements have been renewed annually, most recently in March, 1997 for an additional one-year term, and currently provide for annual base salaries of $190,000 and $40,000, respectively. Each employment agreement provides that during a period of not less than one year nor more than two years following termination of employment (other than for certain types of termination, such as death or disability), as determined by the Company's Board of Directors, the executive officer will not, in any area in which the Company's business is then conducted, directly or indirectly compete with the Company, or participate as an officer, employee, partner, director or otherwise, or have any financial interest, in any business that is in competition with the business of the Company, subject to certain limitations. Each employment agreement automatically renews for successive one-year terms unless terminated by either party, and provides that if the employment agreement is terminated for any reason other than the executive officer's death or disability, or for cause (as defined therein), the Company will pay the executive officer severance during the period following termination of employment in which the executive officer is required not to compete with the Company, based on the executive officer's annual base salary during the year of termination. Such severance payment may, upon the executive officer's election, be paid in one lump sum. Under each employment agreement, the executive officer is entitled to participate in such bonus programs and other benefit plans as are generally made available to senior management of the Company.

     The Company also has an employment and severance agreement with Mr. MacDougald. This agreement provides, among other things, that the executive officer is entitled to benefits if, within five years after a "change in control of the Company," the officer's employment is ended through (i) termination by the Company, other than by reason of death or disability or for cause (as defined in the agreements), or (ii) termination by the officer due to a material breach of the agreement by the Company or a significant change in the officer's responsibilities. The benefits provided are: (i) a cash termination payment of up to five times the sum of the executive officer's annual salary at the time of termination and his average annual bonus during the three years before the termination and (ii) continuation for up to five years of equivalent hospital, medical, dental, accident, disability and life insurance coverage as in effect at the time of termination. Among other situations, a "change of control of the Company" will be deemed to have occurred for purposes of the agreement if: (i) a person (other than with respect to an employee benefit plan of the Company) becomes the beneficial owner of 50% or more of the voting power of the Company's securities; (ii) at any time one-half or more of the directors of the Company are not Continuing Directors (as defined in the agreements); (iii) there is consummated any merger of the Company or share exchange involving the Company, whether or not the Company is the surviving corporation and/or pursuant to which shares of voting Common Stock are converted into cash, securities or other property, unless the holders of voting Common Stock receive at least 50% of the voting power of the voting Common Stock of the surviving corporation immediately after the merger or share exchange; (iv) the Company sells or otherwise disposes of all or substantially all of its assets; or (v) the shareholders of the Company approve a plan of liquidation or dissolution for the Company. The agreement provides that if any portion of the benefits under the agreement or under any other agreement for the officer would constitute an "excess parachute payment" for purposes of the Code, benefits will be reduced so that the officer will be entitled to receive $1 less than the maximum amount which he could receive without becoming subject to the 20% excise tax imposed by the Code, or which the Company may pay without loss of deduction under the Code. Any benefits payable under Mr. MacDougald's employment and severance agreement are in lieu of the severance payments that may be due under his employment agreement.

INCENTIVE BONUS PLAN

     Effective August 1, 1993, the Company adopted an Incentive Bonus Plan (the "Incentive Bonus Plan"), which provides for the discretionary payment of annual incentive awards to key employees pursuant to a formula related to the Company's pre-tax profits (income before income taxes), based on the attainment of pre-established goals related to the Company's pre-tax margin (income before income taxes divided by revenues) and its revenue growth (based on annual increases in revenues). Payments under the Incentive Bonus Plan are discretionary, based on the determination of the Board of Directors of the Company, and are subject to certain limitations as provided in the Incentive Bonus Plan. Quarterly advances against estimated annual payments may be made at the Company's discretion. No bonus can be earned under the Incentive Bonus Plan in any fiscal year unless the Company's revenues increase by at least 20% over the prior fiscal year, and the Company's pre-tax margin is at least 16%, including the effect of the bonus on pre-tax margin. The maximum amount of the bonus pool in any fiscal year is limited to the amount that would be determined if revenue growth were 50% over the prior fiscal year, and the pre-tax margin is 20%, including the effect of the bonus on pre-tax margin.

SAVINGS PLAN

     Effective January 1, 1992, the Company established a defined contribution savings plan (the "Savings Plan") covering substantially all employees. The Savings Plan consists of an employee elective contribution and a company matching contribution for each eligible participant. The Company's matching contribution is determined by the Board of Directors on a discretionary basis. The Company's contributions under the Savings Plan in fiscal 1995, 1996 and 1997 were approximately $124,500, $167,969 and $261,944, respectively.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     James E. MacDougald, the Company's Chairman of the Board, President and Chief Executive Officer, is a member of the Compensation Committee of the Board of Directors. As a result, Mr. MacDougald participated in deliberations regarding the compensation to be paid to executive officers of the Company during fiscal 1995, 1996 and 1997.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

     Under the rules of the Commission, the Company is required to provide certain information concerning compensation provided to the Company's chief executive officer and its executive officers. The disclosure requirements for the executive officers include the use of tables and a report of the Committee responsible for compensation decisions for the named executive officers, explaining the rationale and considerations that led to those compensation decisions. Therefore, the Compensation Committee of the Board of Directors has prepared the following report for inclusion in this Proxy Statement.

COMPENSATION COMMITTEE ROLE

     The Compensation Committee of the Board of Directors and the Stock Option Committee are responsible for separate aspects of the Company's compensation program for its executive officers, including the named executive officers. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning the salaries of executive officers. The Compensation Committee is also responsible for overseeing other forms of cash compensation and benefits to other senior officers. The Compensation Committee's responsibilities include reviewing salaries, benefits and other compensation of senior officers and making recommendations to the full Board of Directors with respect to these matters. The Stock Option Committee is responsible for making stock option grants under the Company's stock option plans to executive officers of the Company.

COMPENSATION PHILOSOPHY

     The compensation philosophy for executive officers conforms generally to the compensation philosophy followed for all of the Company's employees. The Company's compensation is designed to maintain executive compensation programs and policies that enable the Company to attract and retain the services of highly qualified executives. In addition to base salaries, executive compensation programs and policies consisting of discretionary cash bonuses and periodic grants of stock options are designed to reward and provide incentives for individual contributions as well as overall Company performance.

     The Compensation Committee monitors the operation of the Company's executive compensation policies. In August, 1993, the Company implemented the recommendations of independent compensation consultants that were retained by the Company to assess the effectiveness of the Company's executive compensation programs by comparing the Company's compensation programs to various other information services companies and other companies with similar growth characteristics to those of the Company. Key elements of the Company's compensation program consists of base salary, discretionary annual cash bonuses and periodic grants of stock options. The Company's policies with respect to these elements, including the basis for the compensation awarded the Company's chief executive officer, are discussed below. While the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package offered by the Company to the individual, including healthcare and other insurance benefits and contributions made by the Company under the Company's Savings Plan. See "Executive Compensation -- Savings Plan."

     Base Salaries. The Company has established competitive annual base salaries for all executive officers, including the named executive officers. The Company has entered into one-year employment agreements with James E. MacDougald, President and Chief Executive Officer, and Suzanne M. MacDougald, Senior Vice President and Secretary. Each employment agreement automatically renews for successive one-year terms unless terminated by either party. See "Executive Compensation -- Employment Agreements." The annual base salaries for each of the Company's executive officers, including the Company's chief executive officer, reflect both the recommendations of the Company's compensation consultants and the subjective judgment of the Compensation Committee based on the consideration of the executive officer's position with the Company, the executive officer's tenure, the Company's needs, and the executive officer's individual performance, achievements and contributions to the growth of the Company.

     Mr. MacDougald's annual base salary as the Company's chief executive officer is currently $190,000. The Compensation Committee believes that this annual base salary is consistent with the salary range established for this position based on the Company's discussions with outside consultants, the factors noted above and Mr. MacDougald's prior experience and managerial expertise, his knowledge of the Company's operations and the industry in which it operates.

     Annual Bonus. The Company's executive officers are eligible for an annual cash bonus under the Company's Incentive Bonus Plan, which was implemented based on its discussions with independent compensation consultants in August, 1993. The Incentive Bonus Plan provides for the discretionary payment of annual incentive awards to key employees, including executive officers of the Company, pursuant to a formula related to the Company's pre-tax profits (income before income taxes), based on the attainment of preestablished goals related to the Company's pre-tax margin (income before income taxes divided by revenues) and its revenue growth (based on annual increases in revenues). Payments under the Incentive Bonus Plan are discretionary, and are subject to certain limitations as provided in the Incentive Bonus Plan.

     The amount of the cash bonus paid to Mr. MacDougald as the Company's chief executive officer under the Incentive Bonus Plan was $310,000 for the fiscal year ended July 31, 1997, and was determined in accordance with the provisions of the Incentive Bonus Plan.

     Stock Options. Under the Company's 1987 Plan and 1993 Plan (together, the "Plans"), stock options may be granted to key employees, including executive officers of the Company. The Plans are administered by the Stock Option Committee in accordance with the requirements of Rule 16b-3.

     During the fiscal year ended July 31, 1997, options to purchase 80,000 shares of Common Stock under the Plans were granted to Mr. MacDougald. The principal factors considered in determining the granting of stock options to executive officers of the Company, including the Company's chief executive officer, were the executive officer's tenure with the Company, his or her total cash compensation for the prior year, the executive officer's acceptance of additional responsibilities and his or her contributions toward the Company's attainment of strategic goals.

SECTION 162(M) LIMITATIONS

     Under Section 162(m) of the Code, a tax deduction by corporate taxpayers, such as the Company, is limited with respect to the compensation of certain executive officers unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. Based upon the Compensation Committee's commitment to link compensation with performance as described in this report, the Compensation Committee currently intends to qualify compensation paid to the Company's executive officers for deductibility by the Company under Section 162(m) of the Code.

                             COMPENSATION COMMITTEE

                               Thomas F. Costello
                                Mark M. Goldman
                              James E. MacDougald

September 12, 1997

     The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (together, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Grant Thornton LLP as the Company's independent auditors for fiscal 1998. A representative of Grant Thornton LLP will be present at the Annual Meeting. Such representative will be available to respond to appropriate questions and may make a statement if he or she so desires.

                             SHAREHOLDER PROPOSALS

     Proposals which shareholders intend to present at the 1998 Annual Meeting of Shareholders must be received by the Company no later than July 10, 1998 to be eligible for inclusion in the proxy material for that meeting.

                                 OTHER MATTERS

     Management knows of no matter to be brought before the Annual Meeting which is not referred to in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by Proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

                                          By Order of the Board of Directors,

                                          SUZANNE M. MACDOUGALD
                                          Secretary

                                                                       EXHIBIT A

                         ABR INFORMATION SERVICES, INC.
                             1997 STOCK OPTION PLAN

1.  PURPOSE OF PLAN

     The purpose of this Plan is to enable ABR Information Services, Inc. (the "Company") and its Subsidiaries to compete successfully in attracting, motivating and retaining Employees with outstanding abilities by making it possible for them to purchase Shares on terms that will give them a direct and continuing interest in the future success of the businesses of the Company and its Subsidiaries and encourage them to remain in the employ of the Company or one or more of its Subsidiaries. Each Option is intended to be an Incentive Stock Option, except to the extent that (a) any such Option would exceed the limitations set forth in Section 3(c) hereof and (b) any Option is specifically designated at the time of grant as not being an Incentive Stock Option.

2.  DEFINITIONS

     For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the United States Internal Revenue Code of 1986, as amended.

          (c) "Committee" means the Committee described in Section 9 hereof.

          (d) "Effective Date" means the date the Plan is adopted by the Board.

          (e) "Employee" means a person who is regularly employed on a salary basis by the Company or any Subsidiary, including an officer or director of the Company or any Subsidiary who is also an employee of the Company or a Subsidiary.

          (f) "Fair Market Value" means, with respect to a Share, if the Shares are then listed and traded on a registered national or regional securities exchange, or quoted on The National Association of Securities Dealers' Automated Quotation System (including The Nasdaq Stock Market's National Market), the average closing price of a Share on such exchange or quotation system for the ten trading days immediately preceding the date of grant of an Option, or, if Fair Market Value is used herein in connection with any event other than the grant of an Option, then such average closing price for the ten trading days immediately preceding the date of such event. If the Shares are not traded on a registered securities exchange or quoted in such a quotation system, the Committee shall determine the Fair Market Value of a Share.

          (g) "Incentive Stock Option" means an option granted under this Plan and which is an incentive stock option within the meaning of section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute.

          (h) "Option" means an option granted under this Plan, whether or not such option is an Incentive Stock Option.

          (i) "Optionee" means any person who has been granted an Option which Option has not expired or been fully exercised or surrendered.

          (j) "Plan" means the Company's 1997 Stock Option Plan.

          (k) "Rule 16b-3" means Rule 16b-3 promulgated pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended.

          (l) "Share" means one share of voting common stock, par value $.01 per share, of the Company, and such other stock or securities that may be substituted therefor pursuant to Section 6 hereof.

          (m) "Subsidiary" means any "subsidiary corporation" within the meaning of Section 424(f) of the Code.

3.  LIMITS ON OPTIONS

     (a) The total number of Shares with respect to which Options may be granted under the Plan shall not exceed in the aggregate 1,400,000 Shares, subject to adjustment as provided in Section 6 hereof. If any Option expires, terminates or is terminated for any reason prior to its exercise in full, the Shares that were subject to the unexercised portion of such Option shall be available for future grants under the Plan.

     (b) No Incentive Stock Option shall be granted to any Employee who at the time such option is granted, owns capital stock of the Company possessing more than 10% of the total combined voting power or value of all classes of capital stock of the Company or any Subsidiary, determined in accordance with the provisions of Section 422(b)(6) and 424(d) of the Code, unless the option price at the time such Incentive Stock Option is granted is at least 110 percent (110%) of the Fair Market Value of the Shares subject to the Incentive Stock Option and such Incentive Stock Option is not exercisable by its terms after the expiration of five (5) years from the date of grant.

     (c) An Incentive Stock Option shall be granted hereunder only to the extent that the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which such Incentive Stock Option and any other "incentive stock option" (within the meaning of Section 422 of the Code) are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of
Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Incentive Stock Options and any such other "incentive stock options" into account in the order in which such Incentive Stock Options and any such other "incentive stock Options" were granted.

     (d) No Optionee shall, in any calendar year, be granted Options to purchase more than 100,000 Shares (subject to adjustment pursuant to Section 6).

4.  GRANTING OF OPTIONS

     The Committee is authorized to grant Options to selected Employees pursuant to the Plan beginning on the Effective Date. Subject to the provisions of the Plan, the Committee shall have authority to select the Employees to whom Options will be awarded under the Plan, to determine the number of Shares to be included in such Options, and to determine the other terms and conditions of such Options, including any which may be necessary to qualify Incentive Stock Options as "incentive stock options" under Section 422 of the Code. The date on which the Committee approves the grant of an Option shall be considered the date on which such Option is granted.

5.  TERMS OF STOCK OPTIONS

     Subject to Section 3 hereof, the terms of Options granted under this Plan shall be as follows:

          (a) The exercise price of each Share subject to an Option shall be fixed by the Committee. Notwithstanding the prior sentence, the option exercise price of an Incentive Stock Option shall be fixed by the Committee but shall in no event be less than 100% of the Fair Market Value of the Shares subject to such Option.

          (b) Except as otherwise provided by the Committee, Options shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution.

          (c) Each Option shall expire and all rights thereunder shall end at the expiration of such period (which shall not be more than ten (10) years) after the date on which it was granted as shall be fixed by the Committee, subject in all cases to earlier expiration as provided in subsections (d) and (e) of this Section 5.

          (d) Except as otherwise provided by the Committee, during the life of an Optionee, an Option shall be exercisable only by such Optionee and only within one (1) month after the termination of the Optionee's employment with the Company or a Subsidiary, other than by reason of the Optionee's death, permanent disability or retirement with the consent of the Company or a Subsidiary as provided in subsection (e) of this Section 5, but only if and to the extent the Option was exercisable immediately prior to such termination, and subject to the provisions of subsection (c) of this
     Section 5.

          (e) Except as otherwise provided by the Committee, if an Optionee: (i) dies while employed by the Company or a Subsidiary or within the period when an Option could have otherwise been exercised by the Optionee; (ii) terminates employment with the Company or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee; or (iii) terminates employment with the Company or a Subsidiary as a result of such Optionee's retirement, provided that the Company or such Subsidiary has consented in writing to such Optionee's retirement, then, in each such case, such Optionee, or the dully authorized representatives of such Optionee, shall have the right, at any time within three months after the death, disability or retirement of the Optionee, as the case may be, and prior to the termination of the Option pursuant to subsection (c) of this Section 5, to exercise any Option to the extent such Option was exercisable by the Optionee immediately prior to such Optionee's death, disability or retirement. In the discretion of the Committee, the three-month period referenced in the immediately preceding sentence may be extended for a period of up to one year.

          (f) Subject to the foregoing terms and to such additional terms regarding the exercise of an Option as the Committee may fix at the time of grant, an Option may be exercised in whole at one time or in part from time to time.

          (g) Options granted pursuant to the Plan shall be evidenced by an agreement in writing setting forth the material terms and conditions of the grant, including, but not limited to, the number of Shares subject to Option. Option agreements covering Options need not contain similar provisions; provided, however, that all such option agreements shall comply with the terms of the Plan.

6.  EFFECT OF CHANGES IN CAPITALIZATION

     (a) If the number of outstanding Shares is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, a proportionate and appropriate adjustment shall be made by the Company in the number and kind of shares for which Options are outstanding, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate option price payable with respect to Shares subject to the unexercised portion of the Options outstanding but shall include a corresponding proportionate adjustment in the option price per Share.

     (b) Subject to Section 6(c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities, any Option theretofore granted shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option would have been entitled immediately following such reorganization, merger, share exchange or consolidation, with a corresponding proportionate adjustment of the option price per Share so that the aggregate option price thereafter shall be the same as the aggregate option price of the Shares remaining subject to the Option immediately prior to such reorganization, merger, share exchange or consolidation.

     (c) In the event of: (i) the adoption of a plan of reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities as a result of which the holders of the Shares as a group would receive less than fifty percent (50%) of the voting power of the capital stock or other interests of the surviving or resulting corporation or entity; (ii) the adoption of a plan of liquidation or the approval of the dissolution of the Company; (iii) the approval by the Board of an agreement providing for the sale or transfer (other than as a security for obligations of the Company or any Subsidiary) of substantially all of the assets of the Company; or (iv) the acquisition of more than fifty percent (50%) of the outstanding Shares by any person within the meaning of Rule 13(d)(3) under the Securities Exchange Act of 1934 if such acquisition is not preceded by a prior expression of approval by the Board, then, in each such case, any Option granted hereunder shall become immediately exercisable in full, subject to any appropriate adjustments in the number of Shares subject to such Option and the option price, regardless of any provision contained in the Plan or any stock option agreement with respect thereto limiting the exercisability of the Option for any length of time. Notwithstanding the foregoing, if a successor corporation or other entity as contemplated in clause (i) or (iii) of the preceding sentence agrees to assume the outstanding Options or to substitute substantially equivalent options, then the outstanding Options issued hereunder shall not be immediately exercisable, but shall remain exercisable in accordance with the terms of the Plan and the applicable stock option agreements.

     (d) Adjustments under this Section 6 relating to Shares or securities of the Company shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional Shares or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding upward to the nearest whole Share or unit.

     (e) The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     (f) The Board may, in its sole and absolute discretion, amend, modify or rescind the provisions of this Section 6 if it determines that the operations of this Section 6 may prevent a transaction in which the Company or any affiliated entity is a party from being accounted for on a pooling-of-interests basis.

7.  DELIVERY AND PAYMENT FOR SHARES; REPLACEMENT OPTIONS

     (a) No Shares shall be delivered upon the exercise of an Option until the option price for the Shares to be acquired has been paid in full. No Shares shall be issued or transferred under the Plan unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Committee. Any Shares issued by the Company to an Optionee upon exercise of an Option may be made only in strict compliance with and in accordance with applicable state and federal securities laws.

     (b) Payment of the option price for the Shares purchased pursuant to the exercise of an Option shall be made, as determined by the Committee and set forth in the option agreement pertaining to such Option: (i) in cash or by check payable to the order of the Company; (ii) through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the option price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and
(ii) hereof, provided, however, that the Committee may in its discretion impose and set forth in the option agreement pertaining to an Option such limitations or prohibitions on the use of Shares to exercise Options as it deems appropriate.

     (c) To the extent that the payment of the exercise price for the Shares purchased pursuant to the exercise of an Option is made with Shares as provided in Section 7(b) hereof, then, at the discretion of the Committee, the Optionee may be granted a replacement Option under the Plan to purchase a number of Shares equal to the number of Shares tendered as permitted in Section 7(b) hereof, with an exercise price per Share equal to the Fair Market Value on the date of grant of such replacement Option and with a term extending to the expiration date of the original Option.

8.  NO CONTINUATION OF EMPLOYMENT AND DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Option granted or option agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Company or any

Subsidiary, or to interfere in any way with the right and authority of the Company or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Subsidiary. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Optionee or beneficiary under the terms of the Plan. An Optionee shall have none of the rights of a shareholder of the Company until all or some of the Shares covered by an Option are fully paid and issued to such Optionee.

9.  ADMINISTRATION

     (a) The Plan shall be administered by a committee (the "Committee") of the Board, consisting of not less than two directors, each of whom shall qualify as a "non-employee director" within the meaning of Rule 16b-3 and as an "outside director" under Section 162(m)(4)(C) of the Code or any successor provisions thereto. If at any time the Committee shall not be in existence, the Board shall administer the Plan, and all references to the Committee herein shall include the Board. To the extent permitted by applicable law, the Board may delegate to another committee of the Board or to one or more senior officers of the Company any or all of the authority and responsibility of the Committee with respect to the Plan, other than with respect to participants who are subject to Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 participants"). To the extent that the Board has delegated to such other committee or one or more officers the authority and responsibility of the Committee, all references to the Committee herein shall include such other committee or one or more officers.

     (b) Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to interpret and administer the Plan and any instrument or agreement relating to, or made under, the Plan, establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among participants, whether or not they are similarly situated. A majority of the members of the Committee shall constitute a quorum and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

     (c) No member of the Committee or the Board shall be liable for any action taken or decision made, or any failure to take any action, in good faith with respect to the Plan or any Option granted or Option agreement entered into hereunder.

10.  NO RESERVATION OF SHARES

     The Company shall be under no obligation to reserve or to retain in its treasury any particular number of Shares in connection with its obligations hereunder.

11.  AMENDMENT OF PLAN

     The Board, without further action by the shareholders may amend this Plan from time to time as it deems desirable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for purposes of the Code.

12.  TERMINATION OF PLAN

     This Plan shall terminate ten (10) years from the Effective Date. The Board may, in its discretion, suspend or terminate the Plan at any time prior to such date, but such termination or suspension shall not adversely affect any right or obligation with respect to any outstanding Option.

13.  EFFECTIVE DATE

     The Plan shall become effective on the Effective Date and Options hereunder may be granted at any time on or after that date, subject to approval of the Plan by the Company's shareholders within one year after the Effective Date. Upon approval of the Plan by the shareholders of the Company as set forth above, all Options granted under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders of the Company fail to approve the Plan within one year after the Effective Date, any Incentive Stock Option granted hereunder shall be null, void and of no effect.

                                                                       APPENDIX

                     1997 ANNUAL MEETING OF SHAREHOLDERS OF
                         ABR INFORMATION SERVICES, INC.

                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

    The undersigned hereby appoints James E. MacDougald as proxy, with full power of substitution, to represent and to vote all shares of voting common stock of ABR INFORMATION SERVICES, INC., a Florida corporation (the "Company"), at the Annual Meeting of Shareholders of the Company to be held on Friday, December 5, 1997, at 3:00 p.m., EST, and at any adjournment thereof, hereby revoking any and all heretofore given:

1.  Election of directors:

   [ ] FOR THE ELECTION OF SUZANNE M. MACDOUGALD and PETER A. SULLIVAN for term expiring in 2000 (collectively, the "Nominees")

   [ ] WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEES

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
                             LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. Approval of the Company's 1997 Stock Option Plan.

        [ ] FOR                   [ ] AGAINST                   [ ] ABSTAIN

3. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting.

                  (continued and to be signed on reverse side)

                          (continued from other side)

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES AND FOR THE APPROVAL OF THE COMPANY'S 1997 STOCK OPTION PLAN.

                                                  DATED:                  , 1997
                                                         -----------------

                                                  ------------------------------
                                                  Signature of Shareholder

                                                  ------------------------------
                                                  Signature of Shareholder if
                                                  held jointly

    Please sign exactly as your name appears hereon. If shares owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. If a corporation, please sign full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

   PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                        ENCLOSED POSTAGE PAID ENVELOPE.